CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lake Victoria Mining Company, Inc. (the “Company”) on Form 10-Q for the nine month period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Kalenuik, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 17, 2015	By:	/s/ David Kalenuik
David Kalenuik
President and Chief Executive Officer
(Principal Executive Officer)